Shareholders' Capital	12 Months Ended
Dec. 31, 2023
Disclosure of classes of share capital [abstract]
Shareholders' Capital	SHAREHOLDERS' CAPITAL
Crescent Point has an unlimited number of common shares authorized for issuance.

	2023		2022
	Number of shares	Amount ($ millions)	Number of shares	Amount ($ millions)
Common shares, beginning of year	550,888,983	16,675.8	579,484,032	16,963.4
Issued on capital acquisition	53,202,339	493.0	—	—
Issued for cash	48,550,000	500.1	—	—
Issued on redemption of restricted shares	1,436,017	4.9	1,713,730	5.2
Issued on exercise of stock options	464,051	0.7	1,038,321	1.4
Common shares repurchased for cancellation	(34,611,900)	(349.9)	(31,347,100)	(294.2)
Common shares, end of year	619,929,490	17,324.6	550,888,983	16,675.8
Cumulative share issue costs, net of tax	—	(271.9)	—	(256.5)
Total shareholders’ capital, end of year	619,929,490	17,052.7	550,888,983	16,419.3
Normal Course Issuer Bids ("NCIBs")
On March 7, 2023, the Company announced the approval by the Toronto Stock Exchange of its notice to implement a NCIB. The NCIB allows the Company to purchase, for cancellation, up to 54,605,659 common shares, or 10 percent of the Company's public float, as at February 23, 2023. The NCIB commenced on March 9, 2023 and is due to expire on March 8, 2024. The Company's previous NCIB commenced on March 9, 2022 and expired on March 8, 2023.
During the year ended December 31, 2023, the Company purchased 34.6 million common shares for total consideration of $349.9 million under its NCIBs. The total cost paid, including commissions and fees, was recognized directly as a reduction in shareholders' equity. Under the NCIB, all common shares purchased are cancelled.